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                                                                     EXHIBIT 4.1

                         VERTICAL HEALTH SOLUTIONS, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

NUMBER                                                           SHARES

                                                            SEE REVERSE SIDE FOR
                                                              CERTAIN DEFINITION
                                                               CUSIP 925336 10 7

     This Certifies That:

   is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $.001 PAR VALUE, OF
                        VERTICAL HEALTH SOLUTIONS, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the Facsimile signatures of its duly authorized officers.

     Dated:

/s/STEPHEN WATTERS                                              /s/ BRIAN NUGENT
     Secretary                                                         President

 Countersigned:
     REGISTRAR AND TRANSFER COMPANY
          Transfer Agent and Registrar

     Authorized Officer

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM as tenants in common
     TEN ENT as tenants by the entireties
     JT TEN as joint tenants with the right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT (Cust) Custodian (Minor) under Uniform Gifts to Minors Act (State)

     Additional abbreviations may also be used though not in the above list.

       For Value received, _________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) _________________________ Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF AN NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.